UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Eagle Pharmaceuticals, Inc., or the Company, on January 9, 2022, or the Original Form 8-K. The Original Form 8-K furnished the Company's presentation, or the Original Presentation, of its business, products and product candidates, which the Company will use at its previously announced presentation at the 41st Annual J.P. Morgan Healthcare Conference in San Francisco, California, being held January 9-12, 2023, and from time to time in meetings with investors. On January 10, 2023, the Company reissued the presentation, or the Updated Presentation, to correct certain figures reflected in the reconciliation tables included on slide 14 of the Original Presentation due to administrative errors. The other information disclosed in the Original Presentation and Original Form 8-K is unchanged.

Item 7.01	Regulation FD Disclosure.

On January 10, 2023, the Company made available the attached Updated Presentation of the Company's business, products and product candidates, which the Company will use at its previously announced presentation at the 41st Annual J.P. Morgan Healthcare Conference in San Francisco, California, being held January 9-12, 2023, and from time to time in meetings with investors.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Updated Presentation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2023	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer